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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 4, 2004

MAGNA ENTERTAINMENT CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-30578	98-0208374
(Commission File Number)	(I.R.S. Employer Identification No.)

337 Magna Drive, Aurora, Ontario, Canada	L4G 7K1
(Address of Principal Executive Offices)	(Zip Code)

(905) 726-2462 (Registrant's Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if changed since Last Report)

ITEM 7.    Financial Statements and Exhibits

(c)
Exhibits

Exhibit 99.1    Copy of Registrant's press release dated August 4, 2004.

ITEM 9.    Regulation FD Disclosure

This disclosure is being furnished to the U.S. Securities and Exchange Commission under Item 12 of Form 8-K.

On August 4, 2004, the Registrant issued a press release in which it announced its unaudited financial results for the second quarter ended June 30, 2004.

The full text of the press release issued by the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP. (Registrant)
Date: August 4, 2004	By:	/s/ GARY M. COHN Gary M. Cohn, Secretary

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SIGNATURES